                                                                      EXHIBIT 99

                           [THE BANC CORPORATION LOGO]


            THE BANC CORPORATION ANNOUNCES THIRD QUARTER 2005 RESULTS


                  BIRMINGHAM, ALABAMA, OCTOBER 21, 2005: The Banc Corporation (NASDAQ-NMS: TBNC) announced today its 2005 third quarter results of operations. The Banc Corporation reported net income for the quarter ended September 30, 2005 of $680,000, compared to a net loss of $830,000 for the quarter ended September 30, 2004.

         Net income (loss) per common share for the three- and nine-month periods ended September 30, 2005 and 2004 was as follows:

                                                           For the Three-Month            For the Nine-Month
                                                              Period Ended                    Period Ended
                                                              September 30,                   September 30,
                                                        (In thousands, except per      (In thousands, except per
                                                               share data)                     share data)
                                                       ---------------------------    ----------------------------
                                                               2005           2004            2005            2004
                                                       ------------   ------------    ------------    ------------
Net income (loss)                                      $        680   $       (830)   $     (6,776)   $      1,462

Less:
    Preferred stock dividends                                    --             --             305             217
    Effect of early conversion of preferred stock                --             --           2,006              --
                                                       ------------   ------------    ------------    ------------

Net income (loss ) available to common stockholders    $        680   $       (830)   $     (9,087)   $      1,245
                                                       ============   ============    ============    ============

Net income (loss) per common share
  Basic                                                $       0.03   $      (0.05)   $      (0.48)   $       0.07
  Diluted                                              $       0.03   $      (0.05)   $      (0.48)   $       0.07

         The Corporation provided $500,000 to the allowance for loan losses during the third quarter. Net charge-offs for the third quarter were $739,000. The allowance for loan losses at September 30, 2005 was $12.0 million, or 1.33% of loans, net of unearned income, compared to

$12.5 million, or 1.34% of loans, net of unearned income, at December 31, 2004. Non-performing assets ("NPAs") declined to 0.91% of total loans plus NPAs as of September 30, 2005 compared to 1.32% of total loans plus NPAs as of December 31, 2004.

         At September 30, 2005, The Banc Corporation had total assets of $1.38 billion compared to $1.42 billion at December 31, 2004. Loans, net of unearned income, decreased $32 million, or 3.37%, to $903 million at September 30, 2005 from $935 million at December 31, 2004. Investment securities decreased $31 million, or 10.8%, to $257 million at September 30, 2005 from $288 million at December 31, 2004. Deposits decreased 1.4%, to $1.05 billion at September 30, 2005 from $1.07 billion at December 31, 2004. These declines reflect the Corporation's strategy of deleveraging the balance sheet and focusing on deposit and loan mix realignment, which management expects will improve net interest margin. Stockholders' equity increased $2.7 million, or 2.7%, to $103.3 million at September 30, 2005 from $100.5 million at December 31, 2004.

         The Banc Corporation is a $1.38 billion community bank holding company headquartered in Birmingham, Alabama. The principal subsidiary of The Banc Corporation is The Bank, a southeastern community bank. The Bank has a total of twenty-six branches, with nineteen locations throughout the state of Alabama and seven locations along Florida's eastern panhandle. The Bank also has loan production offices in Montgomery, Alabama, Tallahassee, Florida and Panama City, Florida.

         Statements in this document that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc

Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation.

         The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

         More information on The Banc Corporation and its subsidiaries may be obtained over the Internet, http://www.the-banc.com or by calling 1-877-326-BANK
(2265).



FOR MORE INFORMATION CONTACT:

Company Contact: Rick Gardner, Chief Operating Officer Tel. # (205) 327-3616, or Chris Gossett, Chief Accounting Officer, Tel. # (205) 327-3514

                      THE BANC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)


                                                                                                      AS OF
                                                                                   ------------------------------------------
                                                                                           SEPTEMBER 30,         DECEMBER 31,
                                                                                   --------------------------    ------------

                                                                                      2005            2004           2004
                                                                                   -----------    -----------    -----------
                                                                                   (UNAUDITED)    (UNAUDITED)

ASSETS
Cash and due from banks                                                            $    22,140    $    41,513    $    23,489
Interest bearing deposits in other banks                                                 7,341         12,528         11,411
Federal funds sold                                                                      25,565         33,000         11,000
Investment securities available for sale                                               257,080        225,036        288,308
Mortgage loans held for sale                                                            17,447          2,138          8,095
Loans, net of unearned income                                                          903,398        923,467        934,868
Less: Allowance for loan losses                                                        (12,024)       (12,808)       (12,543)
                                                                                   -----------    -----------    -----------
        Net loans                                                                      891,374        910,659        922,325
                                                                                   -----------    -----------    -----------
Premises and equipment, net                                                             55,957         59,733         60,434
Accrued interest receivable                                                              6,238          5,687          6,237
Stock in FHLB and Federal Reserve Bank                                                  11,821         10,243         11,787
Cash surrender value of life insurance                                                  38,804         37,898         38,369
Other assets                                                                            42,492         42,858         41,673
                                                                                   -----------    -----------    -----------


        TOTAL ASSETS                                                               $ 1,376,259    $ 1,381,293    $ 1,423,128
                                                                                   ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
   Noninterest-bearing                                                             $    91,265    $    88,943    $    89,487
   Interest-bearing brokered certificates of deposit                                   141,166        195,849        203,917
   Interest-bearing other deposits                                                     819,850        746,820        773,802
                                                                                   -----------    -----------    -----------
       TOTAL DEPOSITS                                                                1,052,281      1,031,612      1,067,206


Advances from FHLB                                                                     146,090        156,090        156,090
Federal funds borrowed and security repurchase agreements                               20,861         43,802         49,456
Long-term debt                                                                           3,808          1,768          3,965
Junior subordinated debentures owed to unconsolidated subsidiary trusts                 31,959         31,959         31,959
Accrued expenses and other liabilities                                                  17,983         14,605         13,913
                                                                                   -----------    -----------    -----------
        TOTAL LIABILITIES                                                            1,272,982      1,279,836      1,322,589

Stockholders' Equity
  Preferred stock, par value $.001 per share; authorized 5,000,000 shares;
     shares issued and outstanding 62,000 at December 31, 2004                              --             --             --
   Common stock, par value $.001 per share; authorized 35,000,000 shares; shares issued 20,023,756, 18,025,932 and 18,025,932, respectively; outstanding
      19,775,886, 17,743,171 and 17,749,846, respectively                                   20             18             18
   Surplus - preferred                                                                      --          6,193          6,193
           - common stock                                                               86,446         68,431         68,428
   Retained earnings                                                                    20,504         30,094         29,591
   Accumulated other comprehensive loss                                                 (1,755)          (578)        (1,094)
   Treasury stock, at cost                                                                (341)          (390)          (390)
   Unearned ESOP stock                                                                  (1,597)        (1,812)        (1,758)
   Unearned restricted stock                                                                --           (499)          (449)
                                                                                   -----------    -----------    -----------
        TOTAL STOCKHOLDERS' EQUITY                                                     103,277        101,457        100,539
                                                                                   -----------    -----------    -----------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $ 1,376,259    $ 1,381,293    $ 1,423,128
                                                                                   ===========    ===========    ===========


                      THE BANC CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                  THREE MONTHS ENDED         NINE MONTHS ENDED        YEAR ENDED
                                                                     SEPTEMBER 30               SEPTEMBER 30          DECEMBER 31,
                                                                -----------------------    ------------------------
                                                                   2005         2004         2005           2004           2004
                                                                ----------   ----------    ----------    ----------   ------------

INTEREST INCOME
Interest and fees on loans                                      $   16,063   $   14,244    $   46,531    $   41,502    $   56,184
Interest on investment securities
  Taxable                                                            2,919        2,270         8,789         6,092         8,897
  Exempt from Federal income tax                                        62           47           179            88           143
Interest on federal funds sold                                         163           32           354           107           202
Interest and dividends on other investments                            272          157           769           553           734
                                                                ----------   ----------    ----------    ----------    ----------
   Total interest income                                            19,479       16,750        56,622        48,342        66,160

INTEREST EXPENSE
Interest on deposits                                                 7,346        4,859        19,911        13,641        19,188
Interest on advances from FHLB and other borrowed funds              1,927        1,510         5,665         4,632         6,356
Interest on subordinated debentures                                    732          653         2,116         1,905         2,579
                                                                ----------   ----------    ----------    ----------    ----------
  Total interest expense                                            10,005        7,022        27,692        20,178        28,123
                                                                ----------   ----------    ----------    ----------    ----------
        NET INTEREST INCOME                                          9,474        9,728        28,930        28,164        38,037


Provision for loan losses                                              500           --         2,750            --           975
                                                                ----------   ----------    ----------    ----------    ----------
     NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             8,974        9,728        26,180        28,164        37,062

NONINTEREST INCOME
Service charges and fees                                             1,448        1,526         3,726         4,314         5,204
Mortgage banking income                                                693          463         1,901         1,250         1,664
Securities (losses) gains                                               --           (4)         (977)          424           (74)
Gain on sale of branch                                                  --           --            --           739           739
Increase in cash surrender value of life insurance                     389          399         1,131         1,212         1,643
Insurance proceeds                                                      --           --         5,000            --            --
Other income                                                           270          345         1,257         1,357         2,090
                                                                ----------   ----------    ----------    ----------    ----------
    TOTAL NONINTEREST INCOME                                         2,800        2,729        12,038         9,296        11,266

NONINTEREST EXPENSE
Salaries and employee benefits                                       6,048        5,925        17,377        17,382        23,481
Occupancy and equipment                                              1,898        1,982         5,938         6,034         8,047
Management separation costs                                             64           --        15,402            --            --
Loss on sale of loans                                                   --        2,260            --         2,260         2,293
Other                                                                3,028        3,605        11,126        10,409        14,116
                                                                ----------   ----------    ----------    ----------    ----------
    TOTAL NONINTEREST EXPENSE                                       11,038       13,772        49,843        36,085        47,937
                                                                ----------   ----------    ----------    ----------    ----------


        Income (loss) before income taxes (benefit)                    736       (1,315)      (11,625)        1,375           391

INCOME TAX EXPENSE (BENEFIT)                                            56         (485)       (4,849)          (87)         (796)
                                                                ----------   ----------    ----------    ----------    ----------
        NET INCOME (LOSS)                                              680         (830)       (6,776)        1,462         1,187
         Preferred stock dividends                                      --           --           305           217           446
         Effect of early conversion of preferred stock                  --           --         2,006            --            --
                                                                ----------   ----------    ----------    ----------    ----------

        NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS      $      680   $     (830)   $   (9,087)   $    1,245    $      741
                                                                ==========   ==========    ==========    ==========    ==========


BASIC NET INCOME (LOSS) PER COMMON SHARE                        $     0.03   $    (0.05)   $    (0.48)   $     0.07    $     0.04
                                                                ==========   ==========    ==========    ==========    ==========


DILUTED NET INCOME (LOSS) PER COMMON SHARE                      $     0.03   $    (0.05)   $    (0.48)   $     0.07    $     0.04
                                                                ==========   ==========    ==========    ==========    ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                          19,625       17,590        18,920        17,576        17,583
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, ASSUMING DILUTION       20,240       17,590        18,920        17,741        17,815

                              THE BANC CORPORATION
                  UNAUDITED SUMMARY CONSOLIDATED FINANCIAL DATA
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                               As of and                        As of and             As of and for
                                                        for the Three Months               for the Nine Months        the Year Ended
                                                         Ended September 30,                Ended September 30,        December 31,
                                                     -----------------------------    ------------------------------  -------------
                                                         2005             2004             2005             2004           2004
                                                     -------------   -------------    -------------    -------------  -------------


SELECTED AVERAGE BALANCES:
Total assets                                         $   1,396,749   $   1,310,459    $   1,411,285    $   1,263,429  $   1,296,574
Loans, net of unearned income                              931,598         918,093          943,550          882,030        894,406
Investment securities                                      260,857         211,623          267,450          186,577        207,864
Total interest-earning assets                            1,234,102       1,162,631        1,250,685        1,118,973      1,150,361
Noninterest-bearing deposits                                94,219          90,803           93,936           86,417         88,695
Interest-bearing deposits                                  967,675         893,737          975,012          857,474        881,799
Advances from FHLB                                         146,090         156,090          147,152          155,962        155,994
Federal funds borrowed and security
     repurchase agreements                                  29,382          23,163           39,548           17,623         25,226
Junior subordinated debentures owed to
     unconsolidated subsidiary trusts                       31,959          31,959           31,959           31,959         31,959
Total interest-bearing liabilities                       1,178,940       1,106,751        1,197,560        1,064,876      1,096,810
Stockholders' Equity                                       101,478         101,244          101,153          100,636        100,915

PER SHARE DATA:
Net income (loss) - basic(1)                         $        0.03   $       (0.05)   $       (0.48)   $        0.07  $        0.04
                  - diluted(1)(2)                    $        0.03   $       (0.05)   $       (0.48)   $        0.07  $        0.04

Weighted average shares outstanding - basic                 19,625          17,590           18,920           17,576         17,583
Weighted average shares outstanding - diluted(2)            20,240          17,590           18,920           17,741         17,815
Common book value per share at period end            $        5.22   $        5.37    $        5.22    $        5.37  $        5.31
Tangible common book value per share at period end   $        4.61   $        4.67    $        4.61    $        4.67  $        4.62
Preferred shares outstanding at period end(1)                   --              62               --               62             62
Common shares outstanding at period end                     19,776          17,743           19,776           17,743         17,750

PERFORMANCE RATIOS AND OTHER DATA:
Return on average assets(3)                                   0.19%          (0.25)%          (0.64)%           0.15%          0.09%
Return on average stockholders' equity(3)                     2.66           (3.26)           (8.96)            1.94           1.18
Net interest margin(3)(4)(5)                                  3.06            3.34             3.10             3.37           3.31
Net interest spread(3)(5)(6)                                  2.90            3.22             2.97             3.25           3.20
Noninterest income to average assets(3)(7)                    0.80            0.83             0.76             0.86           0.82
Noninterest expense to average assets(3)(8)                   3.12            3.49             3.26             3.58           3.52
Efficiency ratio(9)                                          89.84           87.63            91.04            90.74          91.72
Average loan to average deposit ratio                        87.73           93.25            88.27            93.45          92.16
Average interest-earning assets to average
   interest bearing liabilities                             104.68          105.05           104.44           105.08         104.88

ASSETS QUALITY RATIOS:
Allowance for loan losses to nonperforming loans            196.21%         161.25%          196.21%          161.25%        169.36%
Allowance for loan losses to loans, net of unearned
     income                                                   1.33            1.39             1.33             1.39           1.34
Nonperforming assets ("NPAs") to loans plus
     NPAs, net of unearned income                             0.91            1.43             0.91             1.43           1.32
Nonaccrual loans to loans, net of unearned
     income                                                   0.67            0.75             0.67             0.75           0.68
Net loan charge-offs to average loans(3)                      0.31            3.19             0.46             1.87           1.52
Net loan charge-offs as a percentage of:
   Provision for loan losses                                147.80              --           118.87               --       1,395.49
   Allowance for loan losses(3)                              24.38          228.98            36.35           128.97         108.47




(1)-Earnings per share for the nine-month period ended September 30, 2005 has been calculated on net loss adjusted for preferred stock dividends of $305,000 and the effect of the preferred stock conversion totaling $2,006,000. Earning per share for the nine month period ended September 30, 2004 and the twelve month period ended December 31, 2004 has been calculated on net income adjusted for preferred stock dividends of $218,000 and 446,000, respectively.

(2)-Common stock equivalents ("CSE's") of 1,109,341 were not included in computing diluted earnings per share for the nine-month period ended September 30, 2005. CSE's of 939,444 and 775,000 were not included for the three- and nine-month periods ended September 30, 2004, respectively. CSE's of 775,000 were not included for the twelve-month period ended December 31, 2004. These CSE's were not included because their effects were anti-dilutive.

(3)-Annualized for the three- and nine-month periods ended September 30, 2005 and 2004.

(4)-Net interest income divided by average earning assets.

(5)-Calculated on a taxable equivalent basis.

(6)-Yield on average interest-earning assets less rate on average interest-bearing liabilities.

(7)-Noninterest income has been adjusted for certain nonrecurring items such as gain on sale of branches, insurance proceeds and investment security gains(losses).

(8)-Noninterest expense has been adjusted for certain nonrecurring items such as loss on sale of assets and management separation costs.

(9)-Efficiency ratio is calculated by dividing noninterest expense, adjusted for management separation costs, losses on other real estate and the loss on sale of assets, by noninterest income, adjusted for gain on sale of branches, insurance proceeds and investment security gains (losses), plus net interest income on a fully tax equivalent basis.